Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271
laura.graves@polycom.com
Press Contact:	Michael Rose
Polycom, Inc.
+65 6389 9134
michael.rose@polycom.com

Polycom Reports Significant Improvement in Operating Performance

on Revenue of $336 Million in Third Quarter 2014

•Non-GAAP EPS grows 100 percent year-over-year

•GAAP EPS grows 186 percent year-over-year

SAN JOSE, Calif. – October 22, 2014 – Polycom, Inc. (Nasdaq: PLCM) today reported third quarter 2014 revenues of $336 million, non-GAAP net income of $31 million and non-GAAP earnings per diluted share of 22 cents. GAAP net income for the third quarter was $17 million, or 12 cents per diluted share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“Our customers continue to adopt Polycom technology which enhances employee productivity, improves business agility and allows customers to contain costs,” stated Peter Leav, President and Chief Executive Officer.  “We are committed to developing the best solutions in the marketplace, while driving continuous improvement in our financial model.”

“Operating margins grew significantly on both an absolute dollar and percentage basis versus the year ago period,” said Laura Durr, Chief Financial Officer and Executive Vice President.  “Polycom also generated $34 million in operating cash flow and repurchased $25 million in common stock during the quarter.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q3 2014	Q2 2014	Q3 2013	Year-Over-Year Change
Revenues	$335.7	$332.0	$336.5	—
Non-GAAP Net Income	$30.7	$29.6	$19.3	59%
Non-GAAP EPS	$0.22	$0.21	$0.11	100%
GAAP Net Income (Loss)	$17.0	$8.6	$(24.0)	171%
GAAP EPS	$0.12	$0.06	$(0.14)	186%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q3 2014	Q2 2014	Q3 2013	Year-Over-Year Change
Americas	$166.4	$167.8	$177.3	(6)%
% of revenues	50%	51%	53%
Europe, Middle East & Africa (EMEA)	84.0	83.1	$80.0	5%
% of revenues	25%	25%	24%
Asia Pacific	85.3	81.1	$79.2	8%
% of revenues	25%	24%	23%
Totals *	$335.7	$332.0	$336.5	—

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q3 2014	Q2 2014	Q3 2013	Year-Over-Year Change
UC Group Systems	$217.3	$218.5	$221.4	(2)%
% of revenues	65%	66%	66%
UC Personal Devices	60.1	53.6	56.9	6%
% of revenues	18%	16%	17%
UC Platform	58.3	59.9	58.2	—
% of revenues	17%	18%	17%
Totals *	$335.7	$332.0	$336.5	—

* may not foot due to rounding

In Q3 2014, Polycom generated a total of $34 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $164 million. Cash and investments at the end of Q3 2014 totaled $643 million, of which approximately $248 million is located onshore. Net of existing debt, cash and investments at the end of Q3 2014 totaled $399 million.

Earnings Call Details

Polycom will hold a conference call today, October 22, 2014, at 5:00 p.m. ET/2:00 p.m. PT to discuss these third quarter 2014 financial results and guidance for the fourth quarter 2014. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.800.895.6437 and for callers outside of the U.S. and Canada, by calling 1.212.231.2931. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21736661. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding our future solutions and continuous improvement in our financial model. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability and differing uses of capital; changes in key personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 400,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2014 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Revenues:
Product revenues	$240,059	$242,515	$708,133	$740,066
Service revenues	95,627	93,946	288,096	280,381
Total revenues	335,686	336,461	996,229	1,020,447
Cost of revenues:
Cost of product revenues	101,399	102,830	296,745	309,994
Cost of service revenues	37,617	38,587	115,607	114,714
Total cost of revenues	139,016	141,417	412,352	424,708
Gross profit	196,670	195,044	583,877	595,739
Operating expenses:
Sales and marketing	97,953	107,292	289,757	325,663
Research and development	51,024	54,220	148,202	164,782
General and administrative	25,746	28,468	74,175	76,461
Amortization of purchased intangibles	2,435	2,487	7,363	7,535
Restructuring costs	(2,631)	24,887	36,887	34,639
Litigation reserves and payments	3,130	—	3,130	—
Transaction-related costs	—	39	156	3,411
Total operating expenses	177,657	217,393	559,670	612,491
Operating Income (loss)	19,013	(22,349)	24,207	(16,752)
Interest and other income (expense), net
Interest expense	(1,470)	(850)	(4,404)	(1,736)
Other income (expense)	1,285	(784)	1,828	(1,041)
Interest and other income (expense), net	(185)	(1,634)	(2,576)	(2,777)
Income (loss) from continuing operations before provision for (benefit from) income taxes	18,828	(23,983)	21,631	(19,529)
Provision for (benefit from) income taxes	1,817	(5)	54	(2,963)
Net income (loss) from continuing operations	17,011	(23,978)	21,577	(16,566)
Gain from sale of discontinued operations, net of taxes	—	—	—	459
Net income (loss)	$17,011	$(23,978)	$21,577	$(16,107)
Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$0.12	$(0.14)	$0.16	$(0.10)
Gain per share from sale of discontinued operations, net of taxes	—	—	—	—
Basic net income (loss) per share	$0.12	$(0.14)	$0.16	$(0.09)
Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$0.12	$(0.14)	$0.15	$(0.10)
Gain per share from sale of discontinued operations, net of taxes	—	—	—	—
Diluted net income (loss) per share	$0.12	$(0.14)	$0.15	$(0.09)
Number of shares used in computation of net income (loss) per share:
Basic	136,606	170,310	137,139	172,644
Diluted	142,176	170,310	142,406	172,644

Note: Earnings per share amounts for continuing operations, discontinued operations and net income, as presented above, are calculated individually and may not sum due to rounding differences.

As a result of the net loss from continuing operations in some of the periods presented, all potentially issuable common shares for those periods have been excluded from the diluted shares used in the computation of earnings per share as their effect is anti-dilutive.

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income (Loss)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
GAAP net income (loss)	$17,011	$(23,978)	$21,577	$(16,107)
Gain from sale of discontinued operations, net of taxes	—	—	—	(459)
Amortization of purchased intangibles	3,167	3,735	9,667	11,279
Restructuring costs	(2,631)	24,887	36,887	34,639
Litigation reserves and payments	3,130	—	3,130	—
Transaction-related costs	—	39	156	3,411
Stock-based compensation expense	14,768	17,202	34,178	53,300
Effect of stock-based compensation on warranty rates	204	120	410	421
Costs associated with CEO separation and related SEC investigation	960	2,107	1,951	2,107
Income tax effect of non-GAAP exclusions	(5,865)	(4,826)	(21,545)	(20,088)
Non-GAAP net income	$30,744	$19,286	$86,411	$68,503
GAAP net income (loss) per share
Basic	$0.12	$(0.14)	$0.16	$(0.09)
Diluted	$0.12	$(0.14)	$0.15	$(0.09)
Non-GAAP net income per share
Basic	$0.22	$0.11	$0.63	$0.40
Diluted	$0.22	$0.11	$0.61	$0.39
Number of shares used in computation of net income (loss) per share:
Basic	136,606	170,310	137,139	172,644
Diluted	142,176	173,992	142,406	176,241

Note: As a result of the GAAP net loss from continuing operations in some of the periods presented, all potentially issuable common shares for those periods have been excluded from the diluted shares used in the computation of GAAP earnings per share as their effect is anti-dilutive.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$406,323	$392,629
Short-term investments	151,069	134,684
Trade receivables, net	181,447	183,369
Inventories	97,949	103,309
Deferred taxes	37,547	37,085
Prepaid expenses and other current assets	63,214	50,352
Total current assets	937,549	901,428
Property and equipment, net	106,081	115,157
Long-term investments	85,599	56,372
Goodwill and purchased intangibles, net	587,021	596,918
Deferred taxes	47,416	51,398
Other assets	28,062	27,757
Total assets	$1,791,728	$1,749,030
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$94,478	$84,640
Accrued payroll and related liabilities	34,785	40,162
Taxes payable	4,226	5,389
Deferred revenue	175,307	172,408
Current portion of long-term debt	6,250	6,250
Other accrued liabilities	78,479	77,744
Total current liabilities	393,525	386,593
Non-current liabilities
Long-term deferred revenue	82,101	87,467
Taxes payable	11,745	12,419
Deferred taxes	117	149
Long-term debt	237,500	242,188
Other non-current liabilities	47,651	43,849
Total liabilities	772,639	772,665
Stockholders' equity	1,019,089	976,365
Total liabilities and stockholders' equity	$1,791,728	$1,749,030

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2014	September 30, 2013
Cash flows from operating activities:
Net income (loss)	$21,577	$(16,107)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,201	49,607
Amortization of purchased intangibles	9,724	11,335
Amortization of capitalized software development costs for products to be sold	1,269	47
Amortization of debt issuance costs	400	52
Amortization of discounts and premiums on investments, net	1,440	1,323
Provision for doubtful accounts	600	—
Write-down of excess and obsolete inventories	3,682	5,625
Stock-based compensation expense	34,178	53,300
Excess tax benefits from stock-based compensation expense	(2,595)	(780)
Loss on disposal of property and equipment	4,987	3,658
Net gain on sale of discontinued operations	—	(459)
Changes in assets and liabilities, net of effects of acquisitions:
Trade receivables	1,432	21,857
Inventories	1,678	(13,346)
Deferred taxes	(7,705)	2,058
Prepaid expenses and other assets	(11,974)	(18,915)
Accounts payable	8,867	(1,118)
Taxes payable	7,178	(4,006)
Other accrued liabilities and deferred revenue	(3,290)	24,661
Net cash provided by operating activities	114,649	118,792
Cash flows from investing activities:
Purchases of property and equipment	(36,847)	(40,704)
Capitalized software development costs for products to be sold	(3,069)	(1,089)
Purchases of investments	(220,575)	(202,268)
Proceeds from sale of investments	40,709	21,802
Proceeds from maturities of investments	132,753	185,634
Net cash received from sale of discontinued operations	—	556
Net cash paid in purchase acquisitions	—	(7,974)
Net cash used in investing activities	(87,029)	(44,043)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	23,407	23,326
Proceeds from debt, net of debt issuance costs	—	247,582
Payments on debt	(4,688)	—
Purchase and retirement of common stock	(35,240)	(110,816)
Excess tax benefits from stock-based compensation expense	2,595	780
Net cash provided by (used in) financing activities	(13,926)	160,872
Net increase (decrease) in cash and cash equivalents	13,694	235,621
Cash and cash equivalents, beginning of period	392,629	477,073
Cash and cash equivalents, end of period	$406,323	$712,694

Certain prior period amounts have also been reclassified to conform to the current period presentation.

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	September 30, 2014	June 30, 2014	September 30, 2013
Balance Sheet Highlights
Cash and investments	$643	$640	$954
Number of shares outstanding	136	137	170
Cash and investments per share	$4.71	$4.68	$5.60
Debt	$244	$245	$250
Operating cash flow - quarterly	$34	$62	$36
Operating cash flow - trailing 12 months	$164	$167	$183
DSO (Days Sales Outstanding)	49	49	47
Inventory turns - GAAP	5.7	5.2	5.3
Inventory turns - non-GAAP	5.6	5.1	5.1
Deferred revenue	$257	$259	$260
Share repurchases:
Quarter-to-date share purchases - shares	1.9	1.5	1.7
Quarter-to-date share repurchases - dollars	$25	$—	$18
Year-to-date share purchases - shares (1)	3.4	1.5	9.8
Year-to-date share repurchases - dollars	$25	$—	$102
Remaining authorization for share repurchases (2)	$175	$—	$400
Ending headcount	3,528	3,558	3,789

	For the Three Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013
Income Statement Highlights
GAAP:
Revenues	$336	$332	$336
Gross margin	58.6%	58.8%	58.0%
Operating expenses	$178	$183	$217
Operating margin	5.7%	3.6%	-6.6%
Diluted EPS	$0.12	$0.06	$(0.14)
Non-GAAP:
Revenues	$336	$332	$336
Gross margin	59.4%	59.5%	59.0%
Operating expenses	$161	$159	$173
Operating margin	11.5%	11.6%	7.7%
Diluted EPS	$0.22	$0.21	$0.11

(1)

Year-to-date share repurchases include final settlement of shares under prior Accelerated Share Repurchase program completed in the three month period ended June 30, 2014 for which funds were advanced in the three month period ended December 31, 2013.

(2)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
GAAP cost of revenues used in inventory turns	$139,016	$141,417	$412,352	$424,708
Stock-based compensation expense	(1,770)	(2,165)	(4,992)	(6,852)
Effect of stock-based compensation expense on warranty rates	(204)	(120)	(410)	(421)
Amortization of purchased intangibles	(732)	(1,248)	(2,304)	(3,744)
Non-GAAP cost of revenues used in inventory turns	$136,310	$137,884	$404,646	$413,691
GAAP gross profit	$196,670	$195,044	$583,877	$595,739
Stock-based compensation expense	1,770	2,165	4,992	6,852
Effect of stock-based compensation expense on warranty rates	204	120	410	421
Amortization of purchased intangibles	732	1,248	2,304	3,744
Non-GAAP gross profit	$199,376	$198,577	$591,583	$606,756
Non-GAAP gross margin	59.4%	59.0%	59.4%	59.5%

GAAP sales and marketing expense	$97,953	$107,292	$289,757	$325,663
Stock-based compensation expense	$(4,673)	(5,889)	(10,397)	(19,742)
Non-GAAP sales and marketing expense	$93,280	$101,403	$279,360	$305,921
Non-GAAP sales and marketing expense as percent of revenues	27.8%	30.1%	28.0%	30.0%

GAAP research and development expense	$51,024	$54,220	$148,202	$164,782
Stock-based compensation expense	(3,203)	(3,669)	(7,304)	(12,578)
Non-GAAP research and development expense	$47,821	$50,551	$140,898	$152,204
Non-GAAP research and development expense as percent of revenues	14.2%	15.0%	14.1%	14.9%

GAAP general and administrative expense	$25,746	$28,468	$74,175	$76,461
Stock-based compensation expense	(5,122)	(5,479)	(11,485)	(14,128)
Costs associated with CEO separation and related SEC investigation	(960)	(2,107)	(1,951)	(2,107)
Non-GAAP general and administrative expense	$19,664	$20,882	$60,739	$60,226
Non-GAAP general and administrative expense as percent of revenues	5.9%	6.2%	6.1%	5.9%

GAAP total operating expenses	$177,657	$217,393	$559,670	$612,491
Stock-based compensation expense	(12,998)	(15,037)	(29,186)	(46,448)
Amortization of purchased intangibles	(2,435)	(2,487)	(7,363)	(7,535)
Restructuring costs	2,631	(24,887)	(36,887)	(34,639)
Litigation reserves and payments	(3,130)	—	(3,130)	—
Transaction-related costs	—	(39)	(156)	(3,411)
Costs associated with CEO separation and related SEC investigation	(960)	(2,107)	(1,951)	(2,107)
Non-GAAP total operating expenses	$160,765	$172,836	$480,997	$518,351
Non-GAAP total operating expenses as percent of revenues	47.9%	51.4%	48.3%	50.8%

GAAP operating income	$19,013	$(22,349)	$24,207	$(16,752)
Stock-based compensation expense	14,768	17,202	34,178	53,300
Effect of stock-based compensation expense on warranty rates	204	120	410	421
Amortization of purchased intangibles	3,167	3,735	9,667	11,279
Restructuring costs	(2,631)	24,887	36,887	34,639
Litigation reserves and payments	3,130	—	3,130	—
Transaction-related costs	—	39	156	3,411
Costs associated with CEO separation and related SEC investigation	960	2,107	1,951	2,107
Non-GAAP operating income	$38,611	$25,741	$110,586	$88,405
Non-GAAP operating margin	11.5%	7.7%	11.1%	8.7%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Cost of product revenues	$668	$686	$1,828	$2,252
Cost of service revenues	1,102	1,479	3,164	4,600
Stock-based compensation expense in total cost of revenues	1,770	2,165	4,992	6,852
Sales and marketing	4,673	5,889	10,397	19,742
Research and development	3,203	3,669	7,304	12,578
General and administrative	5,122	5,479	11,485	14,128
Stock-based compensation expense in operating expenses	12,998	15,037	29,186	46,448
Total stock-based compensation expense	$14,768	$17,202	$34,178	$53,300